iShares®

iShares Trust

Supplement dated October 16, 2023 (the “Supplement”)

to the Summary Prospectus and Prospectus, each dated March 1, 2023, and the Statement of Additional Information (the “SAI”), dated March 1, 2023 (as revised July 17, 2023), for the iShares® iBonds® 2023 Term High Yield and Income ETF* (IBHC) (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and the SAI for the Fund.

*The iShares iBonds 2023 Term High Yield and Income ETF may also conduct business as the iBonds 2023 Term High Yield and Income ETF.

On March 12, 2019, in connection with the establishment of the Fund, the Board of Trustees of the Trust approved the planned liquidation, dissolution and termination of the Fund. As a result, the last day of trading in the Fund on Cboe BZX Exchange, Inc. (“Cboe BZX”) will be December 15, 2023. Cboe BZX will suspend trading in the Fund before the open of trading on December 18, 2023, and shares of the Fund will no longer be available for new investments as of this date. Proceeds of the liquidation are currently scheduled to be sent to shareholders on December 22, 2023. The Fund’s final net asset value, as calculated on December 15, 2023, will include any costs associated with the liquidation expected to be borne by the Fund.

Because shares of the Fund will not be traded on Cboe BZX during the period between December 18, 2023 and December 22, 2023, we cannot assure you that there will be a trading market for your shares. Further, during this period, the Fund will be in the process of closing down and liquidating its portfolio, which may result in the Fund not being able to track its Underlying Index (by December 18, 2023, the Underlying Index value will be represented almost entirely by cash as no securities will remain in the Underlying Index). After December 15, 2023, shareholders that remain invested in the Fund will receive the entire amount of their pro rata share of the liquidation proceeds on or about December 22, 2023, subject to their brokerage firm’s processes.

Shareholders may sell their holdings of the Fund prior to December 18, 2023 and may incur the usual and customary brokerage commissions associated with the sale of Fund shares. If you still hold shares of the Fund on December 22, 2023, the Fund will automatically redeem your shares for cash based on the net asset value as of the close of business on December 15, 2023, which will include any dividends or distributions calculated as of that date.

If you are subject to federal income tax, the liquidation of the Fund will result in one or more taxable events for you. A sale or exchange of Fund shares prior to the liquidation will generally give rise to a capital gain or loss to you for federal income tax purposes. In connection with the liquidation, the Fund may declare tax exempt or taxable distributions of its investment income and/or taxable distributions of its net capital gain. Any liquidation proceeds paid to you should generally be treated as received by you in exchange for your shares and will therefore generally give rise to a capital gain or loss depending on your tax basis. Please refer to the “Taxes” disclosure beginning on page 123 of the SAI and consult your own tax advisor about the potential tax consequences of the Fund’s liquidation, including any state, local, foreign or other tax consequences.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.

IS-A-IBHC-1023

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